Exhibit 99

February 26, 2009



Dear Shareholder:

We would like to thank you for being a stockholder and supporting Peoples Bancorporation. In difficult times such as these, your support is extremely valuable to our entire organization, its employees and its directors. We want to take this opportunity to share with you our assessment of Peoples Bancorporation as it relates to these difficult economic times. With the ongoing economic recession that impacted every household in the nation, we realize that 2008 was by far the most difficult year in our Company's history. Having earned in excess of $4 million in each of 2005, 2006, and 2007 we experienced a net loss - our first in many years - of $8.3 million in 2008. Management has focused its efforts on generating revenue and controlling expenses with renewed vigor in response to these difficult economic times.

Please find enclosed a copy of our Consolidated Financial Highlights for the fourth quarter and year ended December 31, 2008. It is important to realize that all three of our subsidiary banks remain "well capitalized" according to the federal government guidelines, and in this economic environment it is often stated that, "capital is king." We have also taken proactive, conservative steps to shore up our asset quality, not the least of which was more than doubling our reserves against possible loan losses from $4.3 million to $9.2 million during 2008.

We will weather this economic storm as we have in the past, and we believe that solid, profitable, community banking has always been our niche and will remain our focus going forward. Our strategic plan has us well positioned for the future, in spite of the difficult economy that will undoubtedly persist in the near term. Last of all, we sincerely appreciate your continued support and patronage of our banks.

Sincerely,

s/George B. Nalley, Jr.     s/R. Riggie Ridgeway      s/L. Andrew Westbrook, III
-----------------------     ---------------------     --------------------------
George B. Nalley, Jr.         R. Riggie Ridgeway        L. Andrew Westbrook, III
Chairman                   Chief Executive Officer            President and
                                                        Chief Operating Officer

                          PEOPLES BANCORPORATION, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                 (Amounts in thousands except share information)

                                                                                           Three Months Ended December 31,
                                                                                           -------------------------------
Income Statement                                                                 2008                   2007                Change
----------------                                                                 ----                   ----                ------
  Net interest income ............................................              $ 3,776               $ 4,656                -18.90%
  Provision for loan losses ......................................                4,935                   450                996.67%
  Other income ...................................................                1,026                   974                  5.34%
  Other expenses .................................................                4,435                 4,283                  3.55%
                                                                                -------               -------
     Income (loss) before income taxes ...........................               (4,568)                  897               -609.25%
  Provision (benefit) for income taxes ...........................               (1,767)                  204               -966.18%
                                                                                -------               -------
     Net income (loss) ...........................................              $(2,801)              $   693               -504.18%
                                                                                =======               =======

  Return on average assets* ......................................                -2.05%                 0.51%
  Return on average equity* ......................................               -26.64%                 5.62%

Net income (loss) per common share
  Basic ..........................................................              $ (0.40)              $  0.09
  Diluted ........................................................              $ (0.40)              $  0.09

                                                                                           Twelve Months Ended December 31,
                                                                                           --------------------------------
  Income Statement                                                                2008                  2007                 Change
  ----------------                                                                ----                  ----                 ------
  Net interest income .............................................             $ 16,634              $ 18,924               -12.10%
  Provision for loan losses .......................................               13,820                   900             1,435.56%
  Other income ....................................................                  877                 3,842               -77.17%
  Other expenses ..................................................               17,105                15,966                 7.13%
                                                                                --------              --------
     Income (loss) before income taxes ............................              (13,414)                5,900              -327.36%
  Provision (benefit) for income taxes ............................               (5,134)                1,557              -429.74%
                                                                                --------              --------
     Net income (loss) ............................................             $ (8,280)             $  4,343              -290.65%
                                                                                ========              ========

  Return on average assets ........................................                -1.50%                 0.84%
  Return on average equity ........................................               -17.55%                 9.03%

Net income per common share
  Basic ...........................................................             $  (1.17)             $   0.59
  Diluted .........................................................             $  (1.17)             $   0.59

                                                                                    As of December 31,
                                                                                    ------------------
Balance Shee                                                                    2008                   2007                  Change
------------                                                                    ----                   ----                  ------
Total assets ................................................                $559,967                $558,443                  0.27%
Gross loans .................................................                 398,711                 418,998                 -4.84%
Allowance for loan losses ...................................                   9,217                   4,310                113.85%
Loans, net ..................................................                 389,494                 414,688                 -6.08%
Securities ..................................................                 112,386                 102,693                  9.44%
Total earning assets ........................................                 521,047                 523,597                 -0.49%
Total deposits ..............................................                 445,369                 417,621                  6.64%
Shareholders' equity ........................................                  41,604                  50,241                -17.19%
Book value per share ........................................                    5.88                    7.12                -17.42%

* Annualized

                          PEOPLES BANCORPORATION, INC.
                           CONSOLIDATED FINANCIAL DATA
                              (2008 Data Unaudited)

                                                                                                                          (Audited)
                                                                  December      September        June           March      December
                                                                    31,            30,            30,            31,         31,
Asset Quality Data                                                  2008          2008           2008           2008         2007
------------------                                                  ----          ----           ----           ----         ----
Nonperforming loans
  Non-accrual loans ........................................    $   16,950      $  16,752     $   7,352     $   5,309     $   7,505
  Past due loans 90 days or  more ..........................             -              -             -             -             -
  Other restructured loans .................................           477            406           408           411           412
                                                                ----------     ----------     ---------     ---------     ---------
     Total nonperforming loans .............................        17,427         17,158         7,760         5,720         7,917
  Other real estate owned ..................................         5,428          2,038         1,216           930         1,023
                                                                ----------     ----------     ---------     ---------     ---------
     Total nonperforming assets ............................    $   22,855     $   19,196     $   8,986     $   6,650     $   8,940
                                                                ==========     ==========     =========     =========     =========

Net charge-offs for quarter ended ..........................    $    3,353     $    4,397     $     283     $     880     $     134

Nonperforming assets as a percentage of
  total loans and other real estate ........................          5.66%          4.69%         2.11%         1.57%         2.13%
Nonperforming assets to total assets .......................          4.08%          3.48%         1.62%         1.18%         1.60%
Allowance for loan losses to nonperforming loans ...........         52.89%         44.50%        71.62%        64.07%        54.44%
Allowance for loan losses to total
  loans outstanding ........................................          2.31%          1.87%         1.31%         0.87%         1.03%
Quarterly net charge-offs to total
  loans outstanding ........................................          0.84%          1.08%         0.07%         0.21%         0.03%

Capital Ratios
  Total Capital (to risk-weighted assets) ..................         10.79%         11.15%        12.19%        11.86%        12.02%
  Tier 1 Capital (to risk-weighted assets) .................          9.51%          9.90%        10.94%        11.05%        11.06%
  Tier 1 Capital (to average assets) .......................          7.35%          7.69%         8.68%         8.74%         8.80%